EXHIBIT 10.4


                            SHARE PURCHASE AGREEMENT


DATED FOR REFERENCE THE 9th DAY OF JULY 1999 (the "Reference Date"),

BETWEEN: DEXTON TECHNOLOGIES CORPORATION, a corporation incorporated under the laws of the Province of British Columbia having a place of business at 3112 Boundary Road, Burnaby, British Columbia, V5M 4A2

            (the "Shareholder");

AND: ABLE AUCTIONS (1991) LTD., a corporation incorporated under the laws of the Province of British Columbia having a place of business at 1963 Lougheed Highway, Coquitlam, British
            Columbia, V3K 3T8

            ("Able Auctions");

AND: ABLEAUCTIONS.COM, INC. (formerly J.B. FINANCIAL SERVICES, INC.), a company incorporated under the laws of the State of Florida having a place of business at 688 - 6 Ishikawa, Kanagawa, Japan, 252 0815

            (the "Purchaser");

WHEREAS:

A. The authorized share capital of Able Auctions consists of 10,000 shares without par value divided into 5,000 Class "A" shares and 5,000 class "B" shares, of which only 100 Class "A" shares (the "Able Auctions Shares") are issued and outstanding;

B. The Shareholder is the registered and beneficial owner of all the Able Auctions Shares;

C. Able Auctions owes the Shareholder a total of CDN$1,304,843 comprised of a shareholder loan of CDN$741,000 (the "Shareholder Loan") and indebtedness of CDN$563,843 (the "Indebtedness"); and

D. The Shareholder has agreed to sell the Able Auctions Shares and the Shareholder Loan to the Purchaser and the Purchaser has agreed to purchase the Able Auctions Shares and the Shareholder Loan from the Shareholder in exchange for cash and voting common shares of the Purchaser, on the following terms and conditions;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") as follows:

1.       SHARE PURCHASE

1.1 Subject to the terms and conditions of this Agreement, the Shareholder agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Shareholder, all of the Able Auctions Shares and the Shareholder Loan, for a total purchase price (the "Purchase Price") of CDN$1,562,900 (determined as of the Reference Date, using an agreed exchange rate of CDN$1.46 = US$1.00), comprised of CDN$1,541,000 (the "Cash Portion") and 1,500,000 voting common shares of the

Purchaser (the "JBF Shares") with an aggregate value of US$15,000 (at the deemed price of US$0.01 per JBF Share).

1.2 The Purchase Price shall be allocated as follows:

     (a) CDN$821,900 to the Able Auctions Shares, comprised of the value of the JBF Shares plus CDN$800,000 of the Cash Portion; and

     (b) CDN$741,000 to the Shareholder Loan, comprised of the balance of the Cash Portion.

1.3 The issuance of the JBF Shares has not been approved or disapproved by the United States Securities and Exchange Commission, any state securities agency, or any foreign securities agency, and the Purchaser is not registered under the United States Securities Exchange Act of 1934.

1.4 The transactions contemplated under this Agreement (the "Transactions") shall be completed (the "Completion") at the offices of the Purchaser's solicitors, Messrs. Campney & Murphy, 2100 - 1111 West Georgia Street, Vancouver, British Columbia, or at such other place as may be agreed between the parties, at 11:00 o'clock a.m. local time in Vancouver, B.C., or at such other time as may be agreed between the parties, (the "Time of Closing") on 10 August 1999, or on such other date as may be agreed between the parties, (the "Closing Date").

1.5 The  Purchaser  has  paid to the  Shareholder's  solicitors,  Page  Fraser &
Associates, in trust, a deposit of US$50,000 (the "Deposit"), which shall be handled as follows:

     (a) the Deposit shall be held in trust in U.S. currency until disbursed as described below, and any interest earned on the Deposit shall be paid to the Law Society of British Columbia;

     (b) if the Transactions complete as contemplated herein, then the Deposit shall be converted into Canadian currency on the Closing Date and paid in accordance with Article 6 of this Agreement on Completion on account of the Cash Portion;

     (c) if the Shareholder removes or waives all of the conditions for its benefit, but any of the Transactions do not complete due to default or breach of the Purchaser, then CDN$25,000 of the Deposit shall be converted into Canadian currency and paid to the Shareholder as liquidated damages in full and final satisfaction of any claim the Shareholder may have, and the balance of the Deposit shall be repaid to the Purchaser in U.S. currency;

     (d) if either the Shareholder or the Purchaser does not remove or waive a condition for its benefit, then the Deposit shall be repaid to the Purchaser in U.S. currency and the parties shall have no further obligations to each other;

     (e) if the Purchaser removes or waives all of the conditions for its benefit, but any of the Transactions do not complete due to default or breach of the Shareholder or Able Auctions, then the Deposit shall be repaid to the Purchaser in U.S. currency without prejudice to any other claim the Purchaser may have; or

     (f) as may otherwise be directed by the parties jointly in writing or by order of a Court of competent jurisdiction.



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

2. CONDITIONS PRECEDENT

2.1 The Purchaser's obligation to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement is subject to the fulfilment to the satisfaction of the Purchaser of each of the following conditions that:

     (a) on or before 30 July 1999 (the "Subject Removal Date"), the Purchaser shall have been able to complete the Purchaser's Investigation (defined below) with results to its reasonable satisfaction;

     (b) on or before the Subject Removal Date, the Purchaser shall have restructured or otherwise altered its share capital so that the Purchaser's authorized capital is sufficient to permit issuance of the JBF Shares, and so that immediately after issuance of the JBF Shares and completion of the Financing (defined below), the number of the JBF Shares shall be equal to at least 10% of the total number of shares of the Purchaser issued and outstanding (the "Outstanding Shares");

     (c) on or before the Closing Date, the Purchaser shall have arranged a financing (the "Financing") to raise at least US$3,000,000 but not more than US$3,600,000, to complete at the Time of Closing, immediately after issuance of the JBF Shares, to be used to pay the Cash Portion and otherwise for the Purchaser's working capital purposes, through issuance of shares and share purchase warrants expected to be priced at US$3.00 per unit, with each unit expected to be comprised of one share of the Purchaser and one-half of a warrant to purchase one further share of the Purchaser for US$3.00 in the first year following the issuance of the units, or US$3.50 per share in the second year following issuance of the units;

     (d) on or before the Subject Removal Date, the directors and, if required, the shareholders of the Purchaser shall have approved this Agreement and all the transactions of the Purchaser contemplated hereunder;

     (e) at the Time of Closing, the solicitors for the Shareholder shall provide an opinion dated as of the Closing Date, substantially in the form of Schedule A to this Agreement (the "Able Auctions Solicitor Opinion");

     (f) at the Time of Closing, the Shareholder shall provide originally executed written confirmation from Canadian Imperial Bank of Commerce ("CIBC") that, upon receipt of the Cash Portion, CIBC will release the security registered at the British Columbia Personal Property Security Registry (the "PPSR") under base registration no.s 7862078 and 7921207 (the "CIBC Security") and all other claims against and security granted by Able Auctions;

     (g) as of the Time of Closing, the Shareholder and Able Auctions shall have complied with all of their respective covenants and agreements contained in this Agreement; and

     (h) as of the Time of Closing, the representations and warranties of the Shareholder contained in this Agreement or contained in any certificates or documents delivered by the Shareholder pursuant to this Agreement shall be completely true as if such representations and warranties had been made as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in whole or in part at any time at or before the Time of Closing.

2.2 The Shareholder's obligations to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement are subject to the fulfilment to its satisfaction of each of the following conditions that:

     (a) on or before the Subject Removal Date, the Shareholder shall have been able to complete the Shareholder's Investigation (defined below) with results to its reasonable satisfaction;

     (b) on or before the Subject Removal Date, the Purchaser shall have restructured or otherwise altered its share capital so that the Purchaser's authorized capital is sufficient to permit issuance of the JBF Shares, and so that immediately after issuance of the JBF Shares and completion of the Financing, the number of the JBF Shares shall be equal to at least 10% of the Outstanding Shares;

     (c) on or before the Closing Date, the Purchaser shall have arranged the Financing to complete immediately after the issuance of the JBF Shares;

     (d) at the Time of Closing, the solicitors for the Purchaser shall provide an opinion dated as of the Closing Date, substantially in the form of Schedule B to this Agreement (the "JBF Solicitor Opinion");

     (e) on or before the Subject Removal Date, the directors and, if required, the shareholders of the Shareholder shall have approved this Agreement and all the transactions of the Shareholder contemplated hereunder;

     (f) as of the Time of Closing, the Purchaser shall have complied with all of its covenants and agreements contained in this Agreement; and

     (g) at the Time of Closing, the representations and warranties of the Purchaser contained in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be completely true as if such representations and warranties had been made by the Purchaser as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of the Shareholder and may be waived by it in whole or in part at or before the Time of Closing.

2.3 The parties acknowledge and agree each with the other that this Agreement and all of the Transactions are subject to receipt of any regulatory approvals that may be required under applicable laws, including the approval of the Vancouver Stock Exchange. If any such approvals are required but are not obtained by the Subject Removal Date, then this Agreement shall terminate and be of no further force and effect.

3. COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS

3.1 The Shareholder and Able Auctions jointly and severally covenant and agree with the Purchaser that each of the Shareholder and Able Auctions shall:

     (a) from and including the Reference Date through to and including the Time of Closing, permit the Purchaser, through its directors, officers, employees and authorized agents and representatives, at the Purchaser's own cost, full access to Able Auctions' books, records and property including, without limitation, all of the assets, contracts and minute books of Able Auctions, so as to permit the Purchaser to make such investigation (the "Purchaser's Investigation") of Able Auctions as the Purchaser considers advisable;

     (b) use its reasonable best efforts to obtain any regulatory approvals for this Agreement and the transactions contemplated hereunder required by applicable laws on or before the Closing Date;

     (c) provide to the Purchaser all such further documents, instruments and materials and do all such acts and things as may be required by the Purchaser to obtain any regulatory approvals that may be required under applicable laws;

     (d) from and including the Reference Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of the
          Shareholder, Able Auctions or either of them contained in this Agreement or any certificates or documents delivered by them or either of them pursuant to this Agreement remain true and correct;

     (e) from and including the Reference Date through to and including the Time of Closing, preserve and protect all of the goodwill, assets, business and undertaking of Able Auctions and, without limiting the generality of the foregoing, carry on the business of Able Auctions in a reasonable and prudent manner;

     (f) from and including the Reference Date through to and including the Time of Closing, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

          (i) was in the public domain at the time of disclosure to a party (the "Recipient");

          (ii)      was  already in the  possession  of the  Recipient  prior to
                    disclosure,   as  demonstrated  by  the  Recipient   through
                    tangible evidence;

          (iii) subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

          (iv) is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction;

          and, if so requested by the Purchaser, the Shareholder and Able Auctions shall arrange for any director, officer, employee, authorized agent or representative of the Shareholder or Able Auctions to enter into, and the Shareholder and Able Auctions themselves shall enter into, a non-disclosure agreement with the Purchaser in a form acceptable to the Purchaser acting reasonably; and

     (g) prior to the Closing Date, Able Auctions shall repay the Indebtedness to the Shareholder in full.

3.2 The Shareholder and Able Auctions jointly and severally covenant and agree with the Purchaser that, from and including the Reference Date through to and including the Time of Closing, the Shareholder and Able Auctions shall:

     (a) not do any act or thing that would render any representation or warranty of the Shareholder, Able Auctions or either of them contained in this Agreement or any certificates or documents delivered by them or either of them pursuant to this Agreement untrue or incorrect; and

     (b) not sell, encumber or dispose of, or negotiate with any other person in respect of a sale, encumbrance or disposition of, any of the Able Auctions Shares or any goodwill, assets, business or undertaking of Able Auctions, other than a sale of part of the assets of Able Auctions in the ordinary course of Able Auctions' business.

3.3 The Shareholder and Able Auctions jointly and severally acknowledge to and agree with the Purchaser that the Purchaser's Investigation shall in no way limit or otherwise adversely affect the rights of the Purchaser as provided for hereunder in respect of the representations and warranties of the Shareholder and Able Auctions or either of them contained in this Agreement or in any certificates or documents delivered by them or either of them pursuant to this Agreement.

3.4 The Purchaser covenants and agrees with the Shareholder and with Able Auctions that the Purchaser shall:

     (a) permit the Shareholder, through its directors, officers, employees and authorized agents and representatives, at the Shareholder's own cost, full access to the Purchaser's books, records and property so as to permit the Shareholder to make such investigation (the "Shareholder's Investigation") of the Purchaser as the Shareholder considers advisable;

     (b) use its reasonable best efforts to obtain any regulatory approvals for this Agreement and the transactions contemplated hereunder required by applicable laws on or before the Closing Date;

     (c) provide to the Shareholder all such further documents, instruments and materials and do all such acts and things as may be required by the Shareholder to obtain any regulatory approvals that may be required under applicable laws;

     (d) from and including the Reference Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of the Purchaser contained in this Agreement or in any certificates or documents delivered by it pursuant to this Agreement remain true and correct; and

     (e) from and including the Reference Date through to and including the Time of Closing, subject to its legal reporting obligations, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

          (i) was in the public domain at the time of disclosure to a party (the "Recipient");

          (ii)      was  already in the  possession  of the  Recipient  prior to
                    disclosure,   as  demonstrated  by  the  Recipient   through
                    tangible evidence;

          (iii) subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

          (iv) is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction;

          and, if so requested by the Shareholder or by Able Auctions, the Purchaser shall arrange for any director, officer, employee, authorized agent or representative of the Purchaser to enter into, and the Purchaser itself shall enter into, a non-disclosure agreement with the Shareholder and Able Auctions in a form acceptable to the Shareholder and Able Auctions acting reasonably; and

     (e) cause Able Auctions to hire the Shareholder, commencing on the Closing Date, to provide Able Auctions with consulting services for a one year period through such senior employees or officers of the Shareholder and at such times and on such terms as the Purchaser may reasonably require, in consideration of the Purchaser paying the Shareholder consulting fees totalling US$240,000, payable as to US$120,000 on the Closing Date and the balance of US$120,000 on April 1, 2000, subject to such approvals and conditions as may be required by any regulatory authority having jurisdiction.

3.5 The Purchaser covenants and agrees with the Shareholder and with Able Auctions that, from and including the Reference Date through to and including the Time of Closing, the Purchaser shall not do any act or thing that would render any representation or warranty of the Purchaser contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement untrue or incorrect.

3.6 The Purchaser acknowledges to and agrees with the Shareholder that the Shareholder's Investigation shall in no way limit or otherwise adversely affect the rights of the Shareholder as provided for hereunder in respect of the representations and warranties of the Purchaser contained in this Agreement or in any certificates or documents delivered by the Purchaser pursuant to this Agreement.

4. REPRESENTATIONS AND WARRANTIES

4.1 In order to induce the Purchaser to enter into this Agreement and complete its transactions contemplated hereunder, the Shareholder and Able Auctions jointly and severally represent and warrant to the Purchaser that:

     (a) Able Auctions was and remains duly incorporated and validly existing under the laws of the British Columbia and Able Auctions:

          (i) is not subject to the reporting requirements of the British Columbia Securities Act (the "B.C. Act");

          (ii) has the power, authority and capacity to enter into this Agreement and carry out its terms; and

          (iii) is in good standing with respect to the filing of annual reports required under the laws of British Columbia;

     (b) the authorized and issued share capital of Able Auctions is as set forth in paragraph A of the recitals to this Agreement;

     (c) the Able Auctions Shares are and will on the Closing Date immediately prior to Completion be validly issued and outstanding fully paid and non-assessable common shares of Able Auctions registered in the name of, and legally and beneficially owned by, the Shareholder, free and clear of all voting restrictions, other than restrictions in the articles of Able Auctions, liens, charges or encumbrances of any kind whatsoever, the transfer of the Able Auctions Shares to the Purchaser will be exempt from registration and prospectus requirements under applicable securities laws, and the Purchaser will not be subject to any hold periods in respect of the Able Auctions Shares;

     (d) except for the Able Auctions Shares, there are no documents, instruments or other writings of any kind whatsoever which constitute a "security" of Able Auctions as that term is defined in the B.C. Act and, except as is provided for by operation of this Agreement, there are no options, agreements or rights of any kind whatsoever to acquire all or any part of the Able Auctions Shares or any interest in them from the Shareholder, or to acquire any other shares of Able Auctions from Able Auctions;

     (e) the constating documents of Able Auctions have not been altered since the incorporation of Able Auctions;

     (f) all of the material transactions of Able Auctions have been promptly and properly recorded or filed in or with the books or records of Able Auctions and the minute books of Able Auctions contain all records of the meetings and proceedings of Able Auctions' Shareholder and directors since its incorporation;

     (g) Able Auctions holds all licences and permits that are required for carrying on its business in the manner in which such business has been carried on;

     (h) Able Auctions is the registered and beneficial owner of all of the properties and assets used by Able Auctions and which are necessary or useful in the conduct of its business (collectively the "Assets"), including without limitation the domain name "Ableauctions.com" (the "Domain Name") and the other assets listed on Schedule C to this Agreement;

     (i) Able Auctions has the corporate power to own the Assets and to carry on the business carried on by it, and Able Auctions is duly qualified to carry on business in all jurisdictions in which it carries on business;

     (j) on the Closing Date, Able Auctions will have good and marketable exclusive title to the Assets free and clear of all liens, charges and encumbrances of any kind whatsoever, and in particular:

          (i) Able Auctions is the sole and exclusive legal and beneficial owner of the Domain Name, free and clear of all encumbrances whatsoever, and is not a party to or bound by any contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, the Domain Name;

          (ii) Able Auctions is the registered owner of the Domain Name, and all fees or other costs associated with maintaining the registration of the Domain Name have been paid for the 1999 calendar year and the registration of the Domain Name is in good standing with Network Solutions, Inc.;

          (iii) no other person has been granted any interest in or right to use all or any portion of the Domain Name;

          (iv) the Shareholder shall cause the security granted by Able Auctions to Royal Bank of Canada and registered at the PPSR under base registration no. 7675103 (the "Royal Bank Security") to be completely paid out prior to the Closing Date, and shall without delay obtain and file a release at the PPSR and report the discharge registration particulars to the Purchaser; and

          (v) the Shareholder shall cause the CIBC security to be completely paid out on the Closing Date, and shall without delay obtain and file a release and report the discharge registration particulars to the Purchaser;

     (k) to the best of the Shareholder's knowledge, and to the best of Able Auctions' knowledge, the use of the Assets, including without limitation the Domain Name, by Able Auctions does not infringe upon or induce or contribute to the infringement of any intellectual property rights, domestic or foreign, of any other person;

     (l) each item of machinery and equipment of any kind whatsoever comprised in the Assets is in reasonable operating condition and in a state of reasonable maintenance and repair taking into account its age and use;

     (m) all of the bank accounts and safety deposit boxes of Able Auctions are listed on Schedule C to this Agreement;

     (n) the books and records of Able Auctions (collectively the "Able Auctions Records"), full access to which has been or will be prior to the Subject Removal Date provided by Able Auctions to the Purchaser, are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of Able Auctions for the periods indicated, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis;

     (o)  the Able Auctions Records disclose all material financial transactions
          of  Able  Auctions  since  Able  Auctions'   incorporation   and  such
          transactions have been fairly and accurately recorded;

     (p)  except as disclosed in the Able Auctions Records:

          (i) no dividends or other distributions of any kind whatsoever on any shares in the capital of Able Auctions have been made, declared or authorized;

          (ii) neither the Shareholder nor any other officer, director or employee of Able Auctions is indebted or under obligation to Able Auctions on any account whatsoever; and

          (iii) Able Auctions has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever;

     (q) there are no material liabilities of Able Auctions, whether direct, indirect, absolute, contingent or otherwise, which are not disclosed or reflected in the Able Auctions Records;

     (r) Able Auctions is indebted to the Shareholder in the amounts of the Shareholder Loan and the Indebtedness, each of which represents funds actually advanced by the Shareholder to Able Auctions and/or the fair market value of assets transferred by Shareholder to Able Auctions free and clear of all encumbrances, and:

          (i) the Shareholder is the owner of the Shareholder Loan free and clear of all liens, charges and encumbrances of any kind whatsoever;

          (ii) the Shareholder has good and sufficient right and authority to transfer the ownership of the Shareholder Loan to the Purchaser free and clear of all liens, charges and encumbrances of any kind whatsoever;

          (iii) the amount of the Shareholder Loan is $741,000 and the amount of the Indebtedness is $563,843, and each is payable by Able Auctions to the Shareholder on demand, without interest;

          (iv) there are no agreements which restrict the right of the Shareholder, or which will restrict the right of the Purchaser, to make demand for payment of the Shareholder Loan or which restrict the disposition of the Shareholder Loan by the Shareholder to the Purchaser as contemplated by this Agreement or which document the terms and conditions of the Shareholder Loan, there are no terms and conditions of the Shareholder Loan whether in writing, verbal or by conduct, which are not specified in this paragraph, and there is no promissory note or other note evidencing the Shareholder Loan;

          (v) each of the Shareholder Loan and the Indebtedness is a legal, valid and binding obligation of Able Auctions, which obligation remains in full force and effect and has not been amended, and the obligation of Able Auctions to make payment on demand has not been waived; and

          (vi) there are no claims or rights which have been advanced by Able Auctions against the Shareholder or which might in the future or with the passage of the time or upon the occurrence of any event be advanced by Able Auctions against the Shareholder as a claim of setoff or which would in any way reduce the amount to which the Shareholder is entitled to be paid in respect of the Indebtedness or the Shareholder Loan or, after assignment of the Shareholder Loan, the Purchaser is entitled to be paid in respect of the Shareholder Loan;

     (s) any accounts receivable of Able Auctions shown in the Able Auctions Records are bona fide, good and collectible without setoff or counterclaim;

     (t)  except as disclosed in the Able Auctions Records:

          (i) there has not been any material adverse change of any kind whatsoever in the financial position or condition of Able Auctions or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or Assets of Able Auctions or the right or capacity of Able Auctions to carry on its business;

          (ii) Able Auctions has not waived or surrendered any right of any kind whatsoever of material value;

          (iii) except as permitted under this Agreement, Able Auctions has not discharged, satisfied or paid any lien, charge or encumbrance of any kind whatsoever or obligation or liability of any kind whatsoever other than current liabilities in the ordinary course of its business;

          (iv) the business of Able Auctions has been carried on in the ordinary course; and

          (v) no new machinery or equipment of any kind whatsoever has been ordered by, or installed or assembled on the premises of, Able Auctions;

     (u) the directors, officers, key employees and independent contractors and consultants of Able Auctions and all of their compensation arrangements with Able Auctions, whether as directors, officers or employees of, or as independent contractors or consultants to, Able Auctions, are as listed on Schedule D to this Agreement;

     (v) no payments of any kind whatsoever have been made or authorized by Able Auctions to or on behalf of the Shareholder or to or on behalf of any of the directors, officers, key employees, independent contractors or consultants of Able Auctions except in accordance with those compensation arrangements specified on Schedule D to this Agreement or except as contemplated by this Agreement;

     (w) there are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting Able Auctions other than those specified on Schedule D to this Agreement;

     (x) Able Auctions is not now, and has never been, a party to any collective agreement with any labour union or other association of employees of any kind whatsoever, no collective bargaining agent has been certified in respect of Able Auctions and there is no application pending for certification of a collective bargaining agent in respect of Able Auctions;

     (y) the contracts and agreements included on Schedule D to this Agreement and those additional contracts and agreements specified on Schedule E to this Agreement (collectively the "Material Contracts") constitute all of the material contracts and agreements of Able Auctions;

     (z) except as is noted on the appropriate Schedule to this Agreement, the Material Contracts are in good standing in all material respects and not in default in any material respect;

     (aa) Able Auctions has not licensed, leased, transferred, disposed of or encumbered any of the Assets in any way (except by the Permitted Encumbrances), or permitted any third party access to any of the Assets the value of which may be compromised by such access, including in particular the source code to any computer software or any trade secret information included in the Assets, except only in accordance with the terms of the Material Contracts;

     (bb) all tax returns and reports of Able Auctions required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of Able Auctions have been paid or accrued in the Able Auctions Records;

     (cc) Able Auctions has not:

          (i) made any election under any applicable tax legislation with respect to the acquisition or disposition of any property at other than fair market value;

          (ii) acquired any property from a person with whom Able Auctions was not dealing with at arm's length for proceeds greater than the fair market value thereof; or

          (iii) disposed of anything to a person with whom Able Auctions was not dealing with at arm's length for proceeds less than the fair market value thereof;

     (dd) Able Auctions has made all elections required to have been made under any applicable tax legislation in connection with any distributions made by it and all such elections were true and correct and filed in the prescribed form and within the prescribed time period;

     (ee) adequate provision has been made for taxes payable by Able Auctions for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements of any kind whatsoever providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax or governmental charge of any kind whatsoever by Able Auctions;

     (ff) Able Auctions does not have any contingent tax liabilities of any kind whatsoever, and there are no grounds which would prompt a reassessment of Able Auctions, including for aggressive treatment of income or expenses in earlier tax returns filed;

     (gg) there are no amounts  outstanding  and unpaid for which Able  Auctions
          has   previously   claimed  a  deduction   under  any  applicable  tax
          legislation;

     (hh) Able Auctions has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever in those jurisdictions in which Able Auctions carries on business;

     (ii) there are no actions, suits, judgements, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Shareholder or Able Auctions at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever (collectively, "Actions"), except only a total of four claims by Sangat S. Rehal, Surinder K. Rehal, Paulie Bhambra and Nikki Panasara, each in the amount of CDN$10,000 and not yet set down for trial, for alleged conversion of personal property by Able Auctions, and there is no basis for those claims or for any other Actions;

     (jj) to the best of their knowledge, Able Auctions is not in breach of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever;

     (kk) each of the Shareholder and Able Auctions have good and sufficient power, authority and capacity to enter into this Agreement and complete their respective transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (ll) the Shareholder is not a "U.S. Person", the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person, any partnership or corporation organized or incorporated under the laws of the United States, and any partnership or corporation organized or incorporated under the laws of any foreign jurisdiction by a U.S. Person principally for the purposes of investing in securities not registered under the United States Securities Act of 1933 (the "1933 Act");

     (mm) the Shareholder was outside the United States at the time of execution and delivery of this Agreement;

     (nn) no offers to sell the JBF Shares were made by any person to the Shareholder while the Shareholder was in the United States;

     (oo) the JBF Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. person or a person in the United States;

     (pp) the Shareholder acknowledges that the JBF Shares have not been registered under the 1933 Act and that the Purchaser has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the JBF Shares, and the Shareholder undertakes and agrees that it will not offer or sell the JBF Shares unless the JBF Shares are sold in accordance with Regulation S under the 1933 Act, the JBF Shares are registered under the 1933 Act and the securities laws of all applicable states of the United States, or the JBF Shares are sold pursuant to an available exemption for such registration requirements;

     (qq) the execution and delivery of this Agreement, the performance of their respective obligations under this Agreement and the Completion will not:

          (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, any of the constating documents of Able Auctions or any of the terms of any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which Able Auctions, the Shareholder or either of them is a party or by which either of them is bound, or any judgement or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which either of them is bound; nor

     (ii) result in the violation of any law or regulation of any kind whatsoever by either the Shareholder or by Able Auctions;

     (rr) neither Able Auctions nor the Shareholder has incurred any liability for agency, brokerage, referral or finder's fees, commissions or compensation of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement; and

     (ss) the representations and warranties of the Shareholder and Able Auctions contained in this Agreement disclose all material facts specifically relating to the transactions involving the Shareholder and Able Auctions contemplated under this Agreement which materially and adversely affect, or in the future may materially and adversely affect, their respective abilities to perform their respective obligations under this Agreement or the value of the Able Auctions Shares or the Assets as of the Reference Date.

4.2 The certificates representing the JBF Shares will bear a legend stating that such shares have not been registered under the 1933 Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.

4.3 The Shareholder understands and agrees that there may be material tax consequences to a shareholder in respect of an acquisition or disposition of the JBF Shares, and that the Purchaser gives no opinion and makes no representation with respect to the tax consequences to the Shareholder under United States, state, local or foreign tax law in respect of the Shareholder's acquisition or disposition of the JBF Shares.

4.4 The Shareholder consents to the Purchaser making a notation on its records or giving instructions to any transfer agent of the Purchaser in order to implement the restrictions on transfer set forth and described herein.

4.5 The representations and warranties of the Shareholder and Able Auctions contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing and they shall survive the Completion and remain in full force and effect thereafter for the benefit of the Purchaser.

4.6 In order to induce the Shareholder to enter into this Agreement and complete its transactions contemplated hereunder, the Purchaser represents and warrants to the Shareholder that:

     (a) the Purchaser was and remains duly incorporated and validly existing under the laws of the State of Florida, and the Purchaser is in good standing with respect to the filing of annual reports required under the laws of Florida and all filings required under applicable securities laws;

     (b) as of the Reference Date, the authorized share capital of the Purchaser consisted of 50,000,000 common shares having a par value of US$0.001 each, and there were 10,450,000 Outstanding shares;

     (c) the common shares of the Purchaser are quoted for trading on the National Association of Securities Dealers Over-the-Counter Bulletin Board;

     (d) other than the cancellation of 8,000,000 of the Outstanding Shares, a 5:1 split of the remaining Outstanding Shares to increase the total number of Outstanding Shares to 12,250,000, and the issuance of up to 1,200,000 common shares in the course of the Financing, there are no commitments, plans or arrangements of any kind whatsoever to issue shares of the Purchaser, nor are there any outstanding options, warrants, convertible securities or other rights of any kind whatsoever calling for the issuance of any of the unissued shares or other securities of the Purchaser;

     (e) the JBF Shares to be issued on Completion will be, when issued, validly issued as fully paid and non-assessable, will be issued pursuant to exemptions from registration and prospectus requirements available under applicable securities laws, and will be subject to a hold period of not more than one year;

     (f) the Purchaser has good and sufficient power, authority and capacity to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

     (g) the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the Completion will not:

          (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of the Purchaser or the terms of any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which the Purchaser is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which the Purchaser is bound; nor

          (ii) result in the violation of any law or regulation of any kind whatsoever by the Purchaser.

     (h) the Articles of Incorporation of the Purchaser were filed on 30 September 1996 with the Secretary of State of Florida Articles of Amendment were filed on 2 September 1998, and there are no other documents amending such Articles which have been filed or contemplated, except Articles of Amendment to change the name of the Purchaser before the Closing Date;

     (i) all of the material transactions of the Purchaser have been promptly and properly recorded or filed in or with the books or records of the Purchaser and the minute books of the Purchaser contain all records of the meetings and proceedings of the Purchaser's Shareholder and directors since its incorporation;

     (j) the Purchaser holds all licences and permits that are required for carrying on its business in the manner in which such business has been carried on; and

     (k) the Purchaser owns no material assets other than cash and carries on no active business.

4.7 The representations and warranties of the Purchaser contained in this Agreement, except for the number of Outstanding Shares set forth in subparagraph 4.6(b) of this Agreement, shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of the Shareholder.

5. INDEMNITIES

5.1 Notwithstanding the Completion of the transactions contemplated under this Agreement or the Purchaser's Investigation, the representations, warranties and acknowledgements of the Shareholder, Able Auctions or either of them contained in this Agreement or any certificates or documents delivered by them or either of them pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for one year for the benefit of the Purchaser. If any of the Actions result in settlement or judgement against Able Auctions, or if any of the representations, warranties or acknowledgements given by the Shareholder, Able Auctions or either of them is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of the Shareholder, Able Auctions or either of them, then the Shareholder and Able Auctions shall jointly and severally indemnify and save harmless the Purchaser from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against the Purchaser by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by the Purchaser, directly or indirectly, arising out of or as a consequence of any of the Actions or any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by the Purchaser, directly or indirectly, arising out of any material assessment or reassessment levied upon Able Auctions for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing.

6. CLOSING

6.1 At the Time of Closing, the Shareholder shall deliver to the solicitors for the Purchaser:

     (a) a certified true copy of the resolutions of the directors of Able Auctions evidencing that the directors of the Able Auctions have approved this Agreement and all of the transactions of Able Auctions contemplated hereunder, specifically referring to:

          (i) the assignment of the Shareholder Loan and the exchange and transfer of the Able Auctions Shares from the Shareholder to the Purchaser as provided for in this Agreement;

          (ii) the cancellation of the share certificates (the "Old Share Certificates") representing the Able Auctions Shares held as set forth in paragraph B of the recitals to this Agreement; and

          (iii)     the  issuance  of a new share  certificate  (the "New  Share
                    Certificate")   representing   the  Able   Auctions   Shares
                    registered in the name of the Purchaser;

     (b)  the Old Share Certificates;

     (c)  the New Share Certificate;

     (d)  the Able Auctions Solicitor Opinion;

     (e) an assignment of the Shareholder Loan duly executed by the Shareholder in favour of the Purchaser;

     (f)  a general  release of all claims  whatsoever  against or in respect of
          Able   Auctions,   including  the   Indebtedness   but  excluding  the
          Shareholder Loan;

     (g) a certificate of confirmation from the Shareholder substantially in the form of Schedule F to this Agreement;

     (h) consent of Abdul Ladha to act as a director and President of the Purchaser;

     (i) a certified true copy of resolutions of the directors of Able Auctions appointing Jeremy Dodd as Vice-President, Operations of Able Auctions;

     (j) a management consulting agreement between the Shareholder and Able Auctions in the form of Schedule H to this Agreement, duly executed by the Shareholder; and

     (k)  any other materials that are, in the opinion of the solicitors for the
          Purchaser,   reasonably   required   to  complete   the   transactions
          contemplated under this Agreement.

6.2 At the Time of Closing, the Purchaser shall deliver to the solicitors for the Shareholder:

     (a) certified true copies of the resolutions of the directors and, if shareholder approval is required, of the Shareholder of the Purchaser, evidencing that the directors and, as applicable, the Shareholder, of the Purchaser have approved this Agreement and all of the transactions of the Purchaser contemplated hereunder;

     (b) either the original share certificates representing the JBF Shares, or written confirmation from the Purchaser's transfer agent that the JBF Shares have been issued and registered in the name of the Shareholder and will be delivered to the Shareholder as soon as is reasonably practicable;

     (c) a direction for Page Fraser & Associates to release the Deposit to CIBC in trust for the Shareholder;

     (d) the balance of the Cash Portion, calculated after deduction of the Deposit converted from U.S. funds to Canadian funds on the Closing Date, by way of wire transfer, bank draft, certified cheque or solicitor's trust cheque, payable to CIBC in trust for the Shareholder;

     (e)  the JBF Solicitor Opinion;

     (f) a certificate of confirmation signed by a director or officer of the Purchaser substantially in the form of Schedule G to this Agreement;

     (g)  resignation of Doug McLeod as President of the Purchaser;

     (h) a certified true copy of resolutions of the directors of the Purchaser appointing Abdul Ladha as a director and President of the Purchaser; and

     (i) a management consulting agreement between the Shareholder and Able Auctions in the form of Schedule H to this Agreement, duly executed by Able Auctions.

7. GENERAL

7.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph 7.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

7.2 The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

7.3 This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

7.4 The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

7.5 The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

7.6 No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

7.7 Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

7.8 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

7.9 Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by prepaid registered mail, by e-mail or by telecopy to the appropriate party at the address as first set out above or to such other addresses or by such other means as may be designated in writing by the parties hereto in the manner provided for in this paragraph, and if mailed as aforesaid shall be deemed to have been received on the date that is five business days after such mailing, or if delivered by e-mail or telecopy, then on the date transmission completes.

7.10 This Agreement shall be subject to, governed by, and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

7.11 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Reference Date:


THE CORPORATE SEAL of                         )
DEXTON TECHNOLOGIES CORPORATION               )
was hereunto affixed in the presence          )
of its authorized signatory(ies):             )
                                              )   c/s
/s/ Abdul Ladha                               )
-------------------------------------------   )
Name: Abdul Ladha                             )
      -------------------------------------   )
Title: President                              )
       ------------------------------------   )


THE CORPORATE SEAL of                         )
ABLE AUCTIONS (1991) LTD.                     )
was hereunto affixed in the presence          )
of its authorized signatory(ies):             )
                                              )   c/s
/s/ Abdul Ladha                               )
-------------------------------------------   )
Name: Abdul Ladha                             )
      -------------------------------------   )
Title: President                              )
       ------------------------------------   )


THE CORPORATE SEAL of                         )
ABLEAUCTIONS.COM, INC. (formerly              )
J.B. FINANCIAL SERVICES, INC.)                )
was hereunto affixed in the presence          )
of its authorized signatory(ies):             )   c/s
                                              )
/s/ Doug McLeod                               )
-------------------------------------------   )
Name: Doug McLeod                             )
      -------------------------------------   )
Title: President                              )
       ------------------------------------   )

                                   SCHEDULE A


                         Able Auctions Solicitor Opinion
                         -------------------------------



        (letterhead of solicitors for the Shareholder and Able Auctions)






*, 199*


-------------------------
c/o Campney & Murphy
Barristers and Solicitors
P.O. Box 48800
2100-1111 West Georgia Street
Vancouver, B.C.  V7X 1K9

Attention:  *

Dear Sirs:

Re: Share Purchase Agreement (the "Agreement") dated for reference the 9th day of July, 1999 between Dexton Technologies Corporation
         (the "Shareholder"), Able Auctions (1991) Ltd. ("Able Auctions") and ABLEAUCTIONS.COM, INC. (formerly J.B. Financial Services, Inc.)
         (the "Purchaser")

We are the solicitors for the Shareholder and for Able Auctions. We provide this opinion pursuant to subparagraphs * and * of the Agreement. We have also acted as counsel for Able Auctions and the Shareholder in connection with the negotiation, execution and completion of the Agreement.

We have considered such questions of law and examined such statutes and regulations, corporate records, certificates and other documents and have made such other examinations, searches and investigations as we have considered necessary for the purpose of the opinion hereinafter expressed. In such examination, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or as photocopies.

Based on and subject to the foregoing, we are of the opinion that:

1. Able Auctions is a company duly incorporated and validly existing under the laws of the Province of British Columbia. Able Auctions is in good standing with respect to the filing of annual reports with the Registrar of Companies for the Province of British Columbia.

2. To the best of our knowledge, Able Auctions has all requisite corporate power and authority to conduct the business now carried on by it, and to own its property and assets as described in the Agreement and Able Auctions has all requisite corporate power and authority to enter into and to perform its obligations under the Agreement.

3. All necessary steps and corporate action and proceedings have been taken to authorize the execution and delivery of the Agreement by Able Auctions.

4. To the best of our knowledge, neither the execution and delivery of, nor the performance of its obligations under the Agreement by Able Auctions will conflict with or constitute a breach or default under the constating documents of Able Auctions or any commitment, agreement or other instrument to which Able Auctions is a party or by which it is bound.

5. To the best of our knowledge, there are no claims, judgement, actions, suits, litigation, proceedings or investigations, actual, pending or threatened against Able Auctions which might materially affect any business, properties, assets, prospects or conditions, financial or otherwise, of Able Auctions or which could result in any material liability to Able Auctions, other than a total of four claims by Sangat S. Rehal, Surinder K. Rehal, Paulie Bhambra and Nikki Panasara, each in the amount of CDN$10,000 and not yet set down for trial, for alleged conversion of personal property by Able Auctions.

6. The authorized capital of Able Auctions consists of 10,000 shares without par value divided into 5,000 Class "A" shares and 5,000 Class "B" shares of which only 100 Class "A" shares (the "Able Auctions Shares") are validly authorized, created, allotted, issued and outstanding, and, to the best of our knowledge, are fully paid for and non-assessable, as at the date hereof.

7. All necessary steps and corporate action and proceedings have been taken to effect the valid transfer of the Able Auctions Shares to the Purchaser as contemplated under the Agreement. The Purchaser is the registered owner of the Able Auctions Shares on the books and records of Able Auctions.

The opinion expressed is subject to the qualification that enforceability of the Agreement may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally, and that equitable remedies such as the remedies of specific performance or injunction are in the discretion of the court from which they are sought.

Yours truly,

*

Per:

         *

                                SCHEDULE B


                              JBF Solicitor Opinion
                              ---------------------

                  (letterhead of solicitors for the Purchaser)




*, 199*


*
c/o *
Attorneys at Law
*

Attention:  *

Dear Sirs:

Re:      Share Purchase Agreement (the "Agreement") dated for reference the
         9 day of July, 1999 between Dexton Technologies Corporation
         (the "Shareholder"), Able Auctions (1991) Ltd. ("Able Auctions") and ABLEAUCTIONS.COM, INC. (formerly J.B. Financial Services, Inc.)
         (the "Purchaser")

We are the solicitors the Purchaser. We provide this opinion pursuant to subparagraphs * and * of the Agreement. We have acted as counsel for the Purchaser in connection with the * of the Agreement.

We have considered * such questions of law and examined such statutes and regulations, corporate records, certificates and other documents and have made such other examinations, searches and investigations as we have considered necessary for the purpose of the opinion hereinafter expressed. In such examination, we have * assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or as photocopies.

*

Based on and subject to the foregoing, we are of the opinion that:

1. The Purchaser is a company duly incorporated and validly existing under the laws of the State of Florida. The Purchaser is in good standing with respect to the filing of annual reports with the Registrar of Companies for the State of Florida.

2. The Purchaser has all requisite corporate power and authority to enter into and to perform its obligations under the Agreement.

3. All necessary steps and corporate action and proceedings have been taken to authorize the execution and delivery of the Agreement by the Purchaser.

4. To the best of our knowledge, neither the execution and delivery of, nor the performance of its obligations under the Agreement by the Purchaser will conflict with or constitute a breach of or default under the constating documents of the Purchaser or any commitment, agreement or other instrument to which the Purchaser is a party or by which it is bound.

5. As at the Closing Date of the Agreement, the authorized capital of the Purchaser consisted of 50,000,000 common shares with a par value of U.S.$0.001 per share, of which * shares are validly authorized, created, allotted, issued and outstanding, and, to the best of our knowledge, fully paid for and non-assessable.

6. All necessary steps and corporate action and proceedings have been taken to effect the valid issuance of the JBF Shares to the Shareholder as contemplated under the Agreement and, upon issuance, delivery and receipt of the consideration described in the Agreement, will be validly issued, fully paid and non-assessable.

The opinion expressed is subject to * the qualification that enforceability of the Agreement may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally, and that equitable remedies such as the remedies of specific performance or injunction are in the discretion of the court from which they are sought.

Yours truly,

*

Per:

         *

                                   SCHEDULE C


                              Able Auctions Assets
                              --------------------


All rights, title and interest in and to all tangible and intangible property associated with the business (the "Business") carried on at, through or in association with the internet domain name "Ableauctions.com" (the "Domain Name"), and all related internet website development (collectively, the "Website"), including without limitation:

     (i) the contractual right to maintain registration of the Domain Name with Internic (Network Solutions Inc.);

     (ii)      all URL's associated with the Domain Name or the Website;

     (iii) all databases, books and records relating to the Business including, without limitation, all recorded information relating to customers of the Business, and advertisers on and visitors to the Website;

     (iv)      copyright in all graphics and text displayed at the Website;

     (v) copyright in all customized (non-retail) software relating to the Website or used in the Business;

     (vi) all trade-mark and trade name rights that the Shareholder may have anywhere in the world in respect of the Business, the Website or the Domain Name;

     (vii) all goodwill associated with the Business, the Website or the Domain Name;

     (viii)    one DEC Alpha server;

     (ix)      one IBM video server;

     (x)       Cold Fusion, JAVA and HTML source code for auction software;

     (xi)      all incidental furniture and fixtures used in the Business; and

     (xii)     all inventory and equipment associated with the Business.



                             Permitted Encumbrances
                             ----------------------
                                      NIL.

                                   SCHEDULE D


    Able Auctions Directors, Officers, Employees, Contractors and Consultants

Name                  Relationship      Details                     Compensation Arrangement
----                  ------------      -------                     ------------------------
Jeremy Dodd           Officer           President                    $ 75.000.00 per year, plus 10% net profit

Linda Wingrove        Employee          Accountant                   $ 20.000.00 per year

Jenn Hingston         Employee          Administrative Assistant     $ 18,720.00 per year

Ian McIntosh          Employee          Sales Manager                $ 36,000.00 per year, plus 1% store sales
                                                                     over $750.000

Dave McMillan         Employee          Sales Person                 $ 19,200.00 per year

Bill Johnson          Employee          Auction Set-up               $14.00 per hour

Jeremy Fenn           Employee          Labourer                     $10-00 per hour

Shawn Stiles          Employee          Labourer                     $10.00 per hour

Henry Richert         Employee          Labourer                     $10-00 per hour

Bill Whiting          Employee          Labourer                     $10-00 per hour


Terry Pope-Forbes     Consultant        Purchaser                    $3,000.00 per month, plus $250/auction
                                                                     as a caller
Brian Franklin
-Focus Transport      Contractor        Mover                        $23.00 per hour


                                   SCHEDULE E


                        Able Auctions Material Contracts
                        --------------------------------



1. A month-to-month lease of the Able Auctions Lougheed Highway business premises at a rental rate of CDN$8,000 per month.

                                   SCHEDULE F


                           Certificate of Confirmation
                           ---------------------------

Pursuant  to  subparagraph  6.1(e) of the  Share  Exchange  Agreement  dated for
reference  the  9th  day  of  July,  1999  (the   "Agreement")   between  Dexton
Technologies Corporation (the "Shareholder"), Able Auctions (1991) Ltd. and ABLEAUCTIONS.COM, INC. (formerly J.B. Financial Services, Inc.) (the "Purchaser"), the undersigned Shareholder hereby confirms to the Purchaser that the representations and warranties of the Shareholder contained in the Agreement or contained in any certificates or documents delivered by the Shareholder pursuant to the Agreement are true and correct in every respect as of the Time of Closing of the Agreement being 11:00 o'clock a.m. local time in Vancouver, B.C. on the *, 1999.

Dated at *, this *, 1999.



                                            ------------------------------------
                                                             *

                                   SCHEDULE G


                           Certificate of Confirmation
                           ---------------------------

Pursuant to subparagraph 6.2(d) of the Share Purchase Agreement dated for reference the 9 day of July, 1999 (the "Agreement") between Dexton Technologies Corporation (the "Shareholder"), Able Auctions (1991) Ltd., and ABLEAUCTIONS.COM, INC. (formerly J.B. Financial Services, Inc.) (the
"Purchaser"),   the  Purchaser   confirms  to  the  Shareholder  that:

     (a) the representations and warranties of the Purchaser contained in the Agreement or contained in any certificates or documents delivered by it pursuant to the Agreement are true and correct in every respect as of the Time of Closing of the Agreement, being 11:00 o'clock a.m. local time in Vancouver, B.C. on the * 1999; and

     (b) the Purchaser has arranged an equity financing of * securities to raise gross proceeds of at least U.S.$3,000,000 immediately after the transfer of the JBF Shares to the Shareholder.

Dated at Vancouver, British Columbia, this * 1999.



                                       ABLEAUCTIONS.COM, INC.
                                       (formerly J.B. Financial Services, Inc.)

                                       Per:
                                             ---------------------------------
                                             *, Director

                                   SCHEDULE H

                              CONSULTING AGREEMENT
                              --------------------

THIS AGREEMENT made with effect from the __ day of ______, 1999 (the "Effective Date")

BETWEEN:     Able Auctions (1991) Ltd., of
             1963 Lougheed Highway, Coquitlam, British Columbia, V3K 3T8;

             (the "Company")

AND:         Dexton Technologies Corporation, of
             3112 Boundary Road, Burnaby, British Columbia, V5M 4A2;

             (the "Consultant")

WHEREAS:

A. The Consultant was formerly the sole shareholder of the Company, and is now a shareholder of the sole corporate shareholder of the Company;

B. The Consultant has experience in the auction business and in electronic commerce and has expressed a desire to continue to be involved in the affairs of the Company;

C. The Company wishes to utilize the Consultant's experience to facilitate the Company's business; and

D. The Company has agreed to retain the services of the Consultant to provide the consulting services described in Schedule "A" attached hereto (the "Services") and the Consultant has agreed to provide the Services to the Company, in accordance with the terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants and agreements herein contained the parties hereto covenant and agree (the "Agreement") as follows:

                       1. DEFINITIONS AND INTERPRETATION

1.01      Definitions

In this Agreement, including the recitals and the schedule, the following words and expressions have the following meanings unless the context otherwise requires:

     (a) "Confidential Information" means all information or data which may, before or after the date of this Agreement, be delivered or made available to the Consultant by the Company or by any affiliate of the Company, all information or data regarding programs, products, services, costs, equipment, operations, suppliers, employees, contractors, distribution, marketing or customers relating to the products, all technical information, procedures, processes, diagrams, specifications, improvements, formulations, plans and data relating to the business of the Company or any affiliate of the Company.

     (b) "Services" means all services which the Consultant may provide from time to time for the Company, including, without limitation, those provided in Schedule "A" hereto.

1.02      Entire Agreement

This Agreement and any documents and agreements to be delivered pursuant to this Agreement supersede all previous invitations, proposals, letters, correspondence, negotiations, promises, agreements, covenants, conditions, representations and warranties with respect to the subject matter of this Agreement. There is no representation, warranty, collateral term or condition or collateral agreement affecting this Agreement, other than as expressed in writing in this Agreement. No trade terms or trade usages are to be incorporated by reference implicitly or otherwise into this Agreement, unless expressly referred to in this Agreement.

1.03      Amendments

No change or modification of this Agreement will be valid unless it is in writing and signed by each party to this Agreement.

1.04      Invalidity of Particular Provision

It is intended that all of the provisions of this Agreement will be fully binding and effective between the parties. If any particular provision or provisions or a part of one or more is found to be void, voidable or unenforceable for any reason whatsoever, then the particular provision or provisions or part of the provision will be deemed severed from the remainder of this Agreement. The other provisions of this Agreement will not be affected by the severance and will remain in full force and effect.

1.05      Governing Law

This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable in such Province.

                          2. APPOINTMENT AND AUTHORITY

2.01      Appointment of Consultant

The Company appoints the Consultant as a consultant to the Company to provide the Services for the benefit of the Company and the Company authorizes the Consultant to exercise the powers provided under this Agreement. The Consultant accepts this appointment on the terms and conditions herein set forth.

2.02      Consultant's Employees Not Employees of the Company

The parties agree that none of the employees of the Consultant shall be considered an employee of the Company.

2.03      No Partnership

This Agreement will not be construed as creating a partnership, joint venture or agency relationship between the parties or any other form of legal association which would impose liability upon one party for any act or failure to act by the other party.

                    3. GENERAL OBLIGATIONS OF THE CONSULTANT

3.01      Limitations

The Consultant shall not be entitled to enter into any commitment, contractual or otherwise binding upon, or pledge the credit of, the Company without the express prior written consent of the directors of the Company.

3.02      The Company's Ownership Rights

The Consultant acknowledges and agrees that nothing contained in this Agreement shall be construed as an assignment to the Consultant of any right, title or interest in the Confidential Information or in any other tangible or intangible property of the Company, in respect of which all right, title and interest is expressly reserved by the Company.

                                4. COMPENSATION

4.01      Compensation

In full and complete consideration for the performance of the Services by the Consultant, the Company shall pay the Consultant consulting fees totalling US$240,000, payable as to US$120,000 on the Effective Date and the balance of US$120,000 on April 1, 2000, subject to such approvals and conditions as may be required by any regulatory authority having jurisdiction. 5. TErm

                                   5.01 TERM

This Agreement will take effect on the Effective Date and will continue in full force and effect for one year unless earlier terminated by one of the parties in accordance with this Agreement.

5.02      Termination With Notice

Notwithstanding any other provision of this Agreement, the Company may, in its absolute discretion, at any time upon 48 hour's advance written notice by the Company to the Consultant, terminate this Agreement without cause and on the expiration of the 48 hour notice period this

Agreement and the Option granted hereunder shall be terminated. Such notice may expire on any day of the month, but shall not affect the Consultant's entitlement to payment of all consulting fees payable under section 4.01 hereof, and any consulting fees which have not yet been paid or which have not yet become due will be paid on the date of termination.

5.03      Termination Without Notice

The Company may terminate this Agreement immediately and without advance written notice to the Consultant if:

     (a) the Consultant has materially breached its duties under this Agreement and such breach has not been cured within 7 days after receipt of notice thereof; or

     (b) the Consultant has committed a crime or wrongful act which relates directly to the performance of this Agreement.

                                   6. GENERAL

6.01      Notices

Any notice, direction, request or other communication required or contemplated by any provision of this agreement shall be given in writing and shall be given by delivering or faxing same to the Company or the Consultant, as the case may be, at the address for that party first set out above. Any such notice, direction, request or other communication shall be deemed to have been given or made on the date on which it was delivered or, in the case of fax, on the next business day after receipt of transmission. Either party may change its fax number or address for service from time to time by notice in accordance with the foregoing.

6.02      Assignment

This Agreement is not assignable in whole or in part by the Consultant. Any attempt to assign any of the rights, or to delegate any of the duties or obligations of this Agreement is void. Any assignment occurring by operation of law such as on a bankruptcy or amalgamation will be deemed an event of default under this Agreement.

6.03      Waiver

No failure or delay of any party in exercising any power or right under this Agreement will operate as a waiver of such power or right, nor will any single or partial exercise of any such right or power preclude any further or other exercise of such right or power under this Agreement. No modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of this Agreement will be effective unless it is in writing. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.

6.04      Enurement

Subject to the restrictions on transfer contained in this Agreement, this Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.



THE CORPORATE SEAL of                      )
Able Auctions (1991) Ltd. was hereunto     )
affixed in the presence of:                )
                                           )   c/s
                                           )
----------------------------------------   )
Name:                                      )
Title:                                     )

THE CORPORATE SEAL of                      )
Dexton Technologies Corporation was        )
hereunto affixed in the presence of:       )
                                           )   c/s
                                           )
----------------------------------------   )
Name:                                      )
Title:                                     )

                                  SCHEDULE "A"


                                  THE SERVICES
                                  ------------

The Consultant covenants and agrees with the Company to provide advisory services to the Company with respect to:

1.   the operation of an auction business;

2.   the operation of an electronic commerce business;

3.   marketing;

4.   negotiation  of  banner  advertising,   URL  link  arrangements  and  other
     value-added relationships;

5.   identifying potential strategic partnerships and other arrangements; and

6.   other related corporate advisory services.

                      ADDENDUM TO SHARE PURCHASE AGREEMENT


DATED FOR REFERENCE THE 16th DAY OF AUGUST 1999 (the "Amendment Date"),

BETWEEN: DEXTON TECHNOLOGIES CORPORATION, a corporation incorporated under the laws of the Province of British Columbia having a place of business at 3112 Boundary Road, Burnaby, British Columbia, V5M 4A2

            (the "Shareholder");

AND: ABLE AUCTIONS (1991) LTD., a corporation incorporated under the laws of the Province of British Columbia having a place of business at 1963 Lougheed Highway, Coquitlam, British
            Columbia, V3K 3T8

            ("Able Auctions");

AND: ABLEAUCTIONS.COM, INC. (formerly J.B. FINANCIAL SERVICES, INC.), a company incorporated under the laws of the State of Florida having a place of business at 688 - 6 Ishikawa, Kanagawa, Japan, 252 0815

            (the "Purchaser");

WHEREAS:

A. The Shareholder, Able Auctions and the Purchaser entered into a Share Purchase Agreement dated for reference 9 July 1999 (the "Agreement"), pursuant to which the Purchaser agreed to purchase from the Shareholder and the Shareholder agreed to sell to the Purchaser 100 Class "A" shares of Able Auctions (the "Able Auctions Shares") and a shareholder loan of CDN$741,000 (the "Shareholder Loan"); and

B. The parties have agreed to amend the Closing Date defined in the Agreement, and the consideration to be paid by the Purchaser to the Shareholder for the Able Auctions Shares and the Shareholder Loan, and other terms and conditions of the Agreement as specified in this Addendum;

NOW THEREFORE THIS ADDENDUM (this "Addendum") WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree as follows:

1.   SHARE PURCHASE

     1.1 Paragraph 1.1 of the Agreement is hereby amended to provide that the Shareholder shall transfer all of the Able Auctions Shares to the Purchaser, and the Purchaser agrees to acquire all of the Able Auctions Shares, for a total purchase price (the "Purchase Price") of CDN$1,648,657.11 (determined as of the Reference Date, using an agreed exchange rate of CDN$1.46 = US$1.00), comprised of CDN$1,541,000 (the "Cash Portion") and 7,373,775 voting common shares of the Purchaser (the "JBF Shares") with an aggregate value of US$73,737.75 (at the deemed price of US$0.01 per JBF Share).

     1.2 Paragraph1.2 of the Agreement is hereby amended to provide that the Purchase Price shall be allocated as follows:

          (a) CDN$907,657.11 to the Able Auctions Shares, comprised of the value of the JBF Shares plus CDN$800,000 of the Cash Portion; and

          (b) CDN$741,000 to the Shareholder Loan, comprised of the balance of the Cash Portion.

     1.3 Paragraph 1.4 of the Agreement is hereby amended to provide that the Closing Date shall be 24 August 1999, or on such other date as may be agreed between the parties.

2.   CONDITIONS PRECEDENT

     2.1 Subparagraph 2.1(a) of the Agreement is hereby amended to provide that the Subject Removal Date shall be 20 August 1999, or such other date as may be agreed between the parties.

     2.2 Subparagraph 2.1(c) of the Agreement is hereby replaced by the following:

          on or before the Closing Date, the Purchaser shall have arranged a financing (the "Financing") to raise at least US$3,000,000 but not more than US$3,600,000, to complete at the Time of Closing, immediately after issuance of the JBF Shares, to be used to pay the Cash Portion and otherwise for the Purchaser's working capital purposes, through issuance of shares and share purchase warrants expected to be priced at US$0.80 per unit, with each unit expected to be comprised of one share of the Purchaser and one-half of a warrant to purchase one further share of the Purchaser for US$0.80 in the first year following the issuance of the units, or US$1.00 per share in the second year following issuance of the units.

3.   COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS

     3.1 Subparagraph 3.4 of the Agreement is hereby amended by adding the following:

          (g) if the Completion does not occur on the Closing Date for any reason whatsoever then, unless the parties have agreed to extend the Closing Date, the Purchaser will change its name as soon as possible from "Ableauctions.com, Inc." to another name which does not include "Ableauctions" or any variation thereof.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Subparagraph 4.6(d) of the Agreement is hereby replaced by the following:

          other than the cancellation of 8,000,000 of the Outstanding Shares, two consecutive 5:1 splits of the remaining Outstanding Shares (each by 4:1 share dividend) to increase the total number of Outstanding Shares to 61,250,000, and the issuance of up to 4,500,000 common shares in the course of the Financing, there are no commitments, plans or arrangements of any kind whatsoever to issue shares of the Purchaser, nor are there any outstanding options, warrants, convertible securities or other rights of any kind whatsoever calling for the issuance of any of the unissued shares or other securities of the Purchaser

5.   CLOSING

     5.1 Subparagraph 6.1(h) of the Agreement is hereby replaced by the following:

          consent of Abdul Ladha to act as a director and President of the Purchaser, and consent of Barrett Sleeman to act as a director of the Purchaser;

     5.2 Subparagraph 6.2(h) of the Agreement is hereby replaced by the following:

          a certified true copy of resolutions of the directors of the Purchaser appointing Abdul Ladha as a director and President of the Purchaser and Barrett Sleeman as a director of the Purchaser;

6.   GENERAL

     6.1 Schedules A, B, G and H to this Addendum are hereby substituted for Schedules A, B, G and H to the Agreement, respectively.

     6.2 All terms of the Agreement not specifically amended by this Addendum or by incorporation of terms the definitions of which have been changed by this Addendum shall continue in full force and effect, unamended, subject to any further agreement in writing between the parties.

     6.3 This Addendum may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Amendment Date:


THE CORPORATE SEAL of                        )
DEXTON TECHNOLOGIES CORPORATION              )
was hereunto affixed in the presence         )
of its authorized signatory(ies):            )
                                             )    c/s
/s/ Abdul Ladha                              )
-----------------------------------------    )
Name: Abdul Ladha                            )
      -----------------------------------    )
Title: President                             )
       ----------------------------------    )

THE CORPORATE SEAL of                        )
ABLE AUCTIONS (1991) LTD.                    )
was hereunto affixed in the presence         )
of its authorized signatory(ies):            )
                                             )    c/s
/s/ Abdul Ladha                              )
-----------------------------------------    )
Name: Abdul Ladha                            )
      -----------------------------------    )
Title: President                             )
       ----------------------------------    )

THE CORPORATE SEAL of                        )
ABLEAUCTIONS.COM, INC. (formerly             )
J.B. FINANCIAL SERVICES, INC.)               )
was hereunto affixed in the presence         )
of its authorized signatory(ies):            )    c/s
                                             )
/s/ Douglas McLeod                           )
-----------------------------------------    )
Name: Douglas McLeod                         )
      -----------------------------------    )
Title: President                             )
       ----------------------------------    )

                                   SCHEDULE A

                         Able Auctions Solicitor Opinion
                         -------------------------------


        (letterhead of solicitors for the Shareholder and Able Auctions)




*, 199*


-------------------------
c/o Campney & Murphy
Barristers and Solicitors
P.O. Box 48800
2100-1111 West Georgia Street
Vancouver, B.C.  V7X 1K9

Attention:  *

Dear Sirs:

Re: Share Purchase Agreement (the "Agreement") dated for reference the 9th day of July, 1999 between Dexton Technologies Corporation
         (the "Shareholder"), Able Auctions (1991) Ltd. ("Able Auctions") and ABLEAUCTIONS.COM, INC. (formerly J.B. Financial Services, Inc.)
         (the "Purchaser"), as amended by Addendum dated for reference the 12th day of August, 1999 ( the "Addendum")

We are the solicitors for the Shareholder and for Able Auctions. We provide this opinion pursuant to subparagraphs * and * of the Agreement, as amended by the Addendum. We have also acted as counsel for Able Auctions and the Shareholder in connection with the negotiation, execution and completion of the Agreement and the Addendum.

We have considered such questions of law and examined such statutes and regulations, corporate records, certificates and other documents and have made such other examinations, searches and investigations as we have considered necessary for the purpose of the opinion hereinafter expressed. In such examination, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or as photocopies.

Based on and subject to the foregoing, we are of the opinion that:

1. Able Auctions is a company duly incorporated and validly existing under the laws of the Province of British Columbia. Able Auctions is in good standing with respect to the filing of annual reports with the Registrar of Companies for the Province of British Columbia.

2. To the best of our knowledge, Able Auctions has all requisite corporate power and authority to conduct the business now carried on by it, and to own its property and assets as described in the Agreement and Able Auctions has all requisite corporate power and authority to enter into and to perform its obligations under the Agreement.

3. All necessary steps and corporate action and proceedings have been taken to authorize the execution and delivery of the Agreement and the Addendum by Able Auctions.

4. To the best of our knowledge, neither the execution and delivery of, nor the performance of its obligations under the Agreement, as amended by the Addendum, by Able Auctions will conflict with or constitute a breach or default under the constating documents of Able Auctions or any commitment, agreement or other instrument to which Able Auctions is a party or by which it is bound.

5. To the best of our knowledge, there are no claims, judgement, actions, suits, litigation, proceedings or investigations, actual, pending or threatened against Able Auctions which might materially affect any business, properties, assets, prospects or conditions, financial or otherwise, of Able Auctions or which could result in any material liability to Able Auctions, other than a total of four claims by Sangat S. Rehal, Surinder K. Rehal, Paulie Bhambra and Nikki Panasara, each in the amount of CDN$10,000 and not yet set down for trial, for alleged conversion of personal property by Able Auctions.

6. The authorized capital of Able Auctions consists of 10,000 shares without par value divided into 5,000 Class "A" shares and 5,000 Class "B" shares of which only 100 Class "A" shares (the "Able Auctions Shares") are validly authorized, created, allotted, issued and outstanding, and, to the best of our knowledge, are fully paid for and non-assessable, as at the date hereof.

7. All necessary steps and corporate action and proceedings have been taken to effect the valid transfer of the Able Auctions Shares to the Purchaser as contemplated under the Agreement as amended by the Addendum. The Purchaser is the registered owner of the Able Auctions Shares on the books and records of Able Auctions.

The opinion expressed is subject to the qualification that enforceability of the Agreement as amended by the Addendum may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally, and that equitable remedies such as the remedies of specific performance or injunction are in the discretion of the court from which they are sought.

Yours truly,

*

Per:

         *

                                   SCHEDULE B

                              JBF Solicitor Opinion
                              ---------------------

                  (letterhead of solicitors for the Purchaser)




*, 199*


*
c/o *
Attorneys at Law
*

Attention:  *

Dear Sirs:

Re: Share Purchase Agreement (the "Agreement") dated for reference the 9th day of July, 1999 between Dexton Technologies Corporation
         (the "Shareholder"), Able Auctions (1991) Ltd. ("Able Auctions") and ABLEAUCTIONS.COM, INC. (formerly J.B. Financial Services, Inc.)
         (the "Purchaser"), as amended by Addendum dated for reference the 12th day of August, 1999 ( the "Addendum")

We are the solicitors the Purchaser. We provide this opinion pursuant to subparagraphs * and * of the Agreement as amended by the Addendum. We have acted as counsel for the Purchaser in connection with the o of the Agreement and the Addendum.

We have considered * such questions of law and examined such statutes and regulations, corporate records, certificates and other documents and have made such other examinations, searches and investigations as we have considered necessary for the purpose of the opinion hereinafter expressed. In such examination, we have * assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or as photocopies.

*

Based on and subject to the foregoing, we are of the opinion that:

1. The Purchaser is a company duly incorporated and validly existing under the laws of the State of Florida. The Purchaser is in good standing with respect to the filing of annual reports with the Registrar of Companies for the State of Florida.

2. The Purchaser has all requisite corporate power and authority to enter into and to perform its obligations under the Agreement as amended by the Addendum.

3. All necessary steps and corporate action and proceedings have been taken to authorize the execution and delivery of the Agreement and the Addendum by the Purchaser.

4. To the best of our knowledge, neither the execution and delivery of, nor the performance of its obligations under the Agreement as amended by the Addendum by the Purchaser will conflict with or constitute a breach of or default under the constating documents of the Purchaser or any commitment, agreement or other instrument to which the Purchaser is a party or by which it is bound.

5. As at the Closing Date of the Agreement, the authorized capital of the Purchaser consisted of 250,000,000 common shares with a par value of U.S.$0.001 per share, of which * shares are validly authorized, created, allotted, issued and outstanding, and, to the best of our knowledge, fully paid for and non-assessable, based wholly upon and assuming the accuracy of the attached * from *.

6. All necessary steps and corporate action and proceedings have been taken to effect the valid issuance of the JBF Shares to the Shareholder as contemplated under the Agreement as amended by the Addendum and, upon issuance, delivery and receipt of the consideration described in the Agreement as amended by the Addendum, will be validly issued, fully paid and non-assessable.

The opinion expressed is subject to * the qualification that enforceability of the Agreement as amended by the Addendum may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally, and that equitable remedies such as the remedies of specific performance or injunction are in the discretion of the court from which they are sought.

Yours truly,

*

Per:

         *

                                   SCHEDULE F

                           Certificate of Confirmation
                           ---------------------------

Pursuant  to  subparagraph  6.1(e) of the  Share  Exchange  Agreement  dated for
reference  the  9th  day  of  July,  1999  (the   "Agreement")   between  Dexton
Technologies Corporation (the "Shareholder"), Able Auctions (1991) Ltd. and ABLEAUCTIONS.COM, INC. (formerly J.B. Financial Services, Inc.) (the "Purchaser"), as amended by Addendum dated for reference the 12th day of August, 1999 ( the "Addendum"), the undersigned Shareholder hereby confirms to the Purchaser that the representations and warranties of the Shareholder contained in the Agreement, as amended by the Addendum, or contained in any certificates or documents delivered by the Shareholder pursuant to the Agreement, as amended by the Addendum, are true and correct in every respect as of the Time of Closing of the Agreement being 11:00 o'clock a.m. local time in Vancouver, B.C. on the *, 1999.

Dated at *, this *, 1999.




                                            ------------------------------------
                                                             *

                                   SCHEDULE G

                           Certificate of Confirmation
                           ---------------------------

Pursuant  to  subparagraph  6.2(d) of the  Share  Purchase  Agreement  dated for reference the 9th day of July, 1999 (the "Agreement") between Dexton Technologies Corporation (the "Shareholder"), Able Auctions (1991) Ltd., and ABLEAUCTIONS.COM, INC. (formerly J.B. Financial Services, Inc.) (the "Purchaser"), as amended by Addendum dated for reference the 12th day of August 1999 (the "Addendum") the Purchaser confirms to the Shareholder that:

     (a) the representations and warranties of the Purchaser contained in the Agreement, as amended by the Addendum, or contained in any certificates or documents delivered by it pursuant to the Agreement, as amended by the Addendum, are true and correct in every respect as of the Time of Closing of the Agreement, being 11:00 o'clock a.m. local time in Vancouver, B.C. on the * 1999; and

     (b) the Purchaser has arranged an equity financing of its * securities to raise gross proceeds of at least U.S.$3,000,000 immediately after the transfer of the JBF Shares to the Shareholder.

Dated at Vancouver, British Columbia, this * 1999.



                                      ABLEAUCTIONS.COM, INC.
                                      (formerly J.B. Financial Services, Inc.)

                                      Per:
                                            ---------------------------------
                                            *, Director